EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hormel Foods Corporation (the “Company”) on Form 10-K for the period ending October 30, 2004 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	January 13, 2005	/s/ JOEL W. JOHNSON
JOEL W. JOHNSON
Chairman of the Board
and Chief Executive Officer
Dated:	January 13, 2005	/s/ MICHAEL J. McCOY
MICHAEL J. McCOY
Executive Vice President
and Chief Financial Officer